                                                                    Exhibit 10.2


February 12, 1996

Ms. Cynthia Morris
Chief Financial Officer
Sun Coast Industries, Inc.
2700 Westmoreland Ave.
Dallas, Texas 75233

RE: LOAN AGREEMENT (THE "LOAN AGREEMENT") BETWEEN COMERICA BANK-TEXAS ("LENDER") AND SUN COAST HOLDINGS, INC., ("BORROWER") DATED DECEMBER 20, 1995.

Dear Cynthia:

Reference is made to that certain Loan Agreement dated December 20, 1995 between Lender and Borrower. Due to a change in accounting treatment of the "Accumulated Translation Adjustment Account", Section 11.5. Tangible Net Worth shall be amended to read as follows:

11.5 TANGIBLE NET WORTH. MAINTAIN TANGIBLE NET WORTH IN AN AMOUNT NOT LESS THAN THE FOLLOWING AMOUNTS AT ALL TIMES DURING EACH OF THE FOLLOWING RESPECTIVE
PERIODS:

         PERIODS                           AMOUNT

(A)      FROM THE DATE OF THIS AGREEMENT   $14,650,000
         THROUGH DECEMBER 31, 1995

(B) COMMENCING JANUARY 1, 1996, AND CONTINUING THEREAFTER ON THE LAST DAY OF EACH CONSECUTIVE THREE-MONTH PERIOD, THE INITIAL $14,650,000 REQUIRED MINIMUM TANGIBLE NET WORTH SHALL INCREASE BY AN AMOUNT EQUAL TO SEVENTY-FIVE PERCENT (75%) OF INDUSTRIES AND THE SUBSIDIARIES' CONSOLIDATED NET INCOME (AS COMPUTED IN ACCORDANCE WITH GAAP) FOR THE SAME THREE-MONTH PERIOD, WITH NO ADJUSTMENTS TO TANGIBLE NET WORTH FOR OPERATING OR OTHER NET LOSSES.

The preceding modification is for a limited purpose herein expressed. Such modification shall in no way obligate the Lender to future amendments or modifications of any provisions of the Loan Agreement. Please signify your acceptance of the amendment as indicated below, and return a copy directly to my attention.

Sincerely,



--------------------------
/s/ Melinda A. Chausse
Melinda A. Chausse
Vice President
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SUN COAST INDUSTRIES, INC.
FEBRUARY 12, 1996
PAGE 2



ACCEPTED AND ACKNOWLEDGED:

SUN COAST INDUSTRIES, INC.             GUARANTORS:

                                       SUN COAST CLOSURES, INC.

BY:                                    BY:
   -----------------------------          -----------------------------

ITS:                                   ITS:
   -----------------------------           ----------------------------


                                       PLASTICS MANUFACTURING CO.

                                       BY:
                                          -----------------------------

                                       ITS:
                                           ----------------------------


                                       CUSTOM LAMINATES, INC.

                                       BY:
                                          -----------------------------

                                       ITS:
                                           ----------------------------


                                       SUN COAST ACQUISITION, INC.

                                       BY:
                                          -----------------------------

                                       ITS:
                                           ----------------------------





cc:      Joe T. Hyde
         Loan Agreement File